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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                November 9, 2007

                                   NUVIM, INC.
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             (Exact name of Registrant as specified in its charter)

                        Commission File Number 000-50508

                Delaware                                    13-4083851
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     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)

               12 North State Route 17, Paramus, New Jersey 07652
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                    (Address of Principal Executive Offices)

                                  201.556.1010
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              (Registrant's Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On November 1, 2007, the Board of Directors, acting in consultation with the Audit Committee, authorized the Audit Committee to dismiss NuVim's present certifying accountant, WithumSmith+Brown, P.C.

     On the same day, the Board of Directors authorized the Audit Committee to execute an engagement letter with Sherb & Co., LLP for audit of the 2007 annual report and a review of the third quarter 2007 report. There were no prior consultations concerning either the accounting principals applicable to any transactions or the type of audit opinion that might be rendered.

     On  November  9, 2007 the  Chairman,  acting  pursuant  to Audit  Committee
authority  dismissed  WithumSmith+Brown,   P.C.  The  committee  had  previously
authorized its Chairman, Doug Scott, to execute an engagement letter with Sherb & Co., LLP

     Other than the caveat concerning their "doubts about [NuVim's] ability to continue as a going concern", neither of their opinions for the last two fiscal years contained an adverse opinion or disclaimer of opinion. Neither report has been modified in any way. There were no disagreements with the former accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

     NuVim has provided a copy of this Current Report to WithumSmith+Brown and asked them to provide a letter stating whether they agree with the statements made in this report. Their letter is attached as Exhibit 16.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

 EXHIBIT                                                               INCORP. BY
 NUMBER     DESCRIPTION OF EXHIBIT                                        REF.       FILED NOW
 --------   -------------------------------------------------------    ----------    ---------
   16       Letter dated November 12, 2007 from  WithumSmith+Brown,                     (X)
            NuVim's former accountants, pursuant to Item 304(a)(3),

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NUVIM, INC.


Date: November 12, 2007                              By: /s/ Richard Kundrat
                                                         -----------------------
                                                         Richard Kundrat, CEO

                                INDEX TO EXHIBITS

  Exhibit    Page
  Number     Number  Description
  ---------  ------  -----------------------------------------------------------
    16         5     Letter  dated  November  12,  2007 from  WithumSmith+Brown,
                     NuVim's  former  accountants, pursuant to Item 304(a)(3)